Exhibit 99.1

2023 ICR Presentation

Page 2 Confidentiality and Disclosures .. This presentation has been prepared by Tastemaker Acquisition Corp .. (“ Tastemaker ”) and Quality Gold, Inc .. (together with its subsidiaries and affiliates, “ Quality Gold ”) for use in connection with a proposed business combination and related transactions between Tastemaker and Quality Gold (the “ Proposed Business Combination ”), and for no other purpose .. This presentation is for informational purposes only and is being provided to you solely in your capacity as a potential investor in considering an investment in Tastemaker, Quality Gold, or any of their respective affiliates (collectively, the “ Companies ”) .. None of the Companies or their respective representatives makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained in this presentation .. The information in this presentation and any oral statements made in connection with this presentation are subject to change and are not intended to be all - inclusive or to contain all the information that a person may desire in considering an investment in any of the Companies and are not intended to form the basis of any investment decision in any of the Companies .. This presentation does not constitute either advice or a recommendation regarding any securities .. You should consult your own legal, regulatory, tax, business, financial and accounting advisors to the extent you deem necessary, and must make your own decisions and perform your own independent investment and analysis of an investment in any of the Companies and the transactions contemplated in this presentation .. No Offer or Solicitation .. This presentation and any oral statements made in connection with this presentation shall not constitute an offer to sell, a solicitation of an offer to buy or a recommendation to purchase any securities, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Proposed Business Combination, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdictions .. This communication is restricted by law ; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation .. Forward - Looking Statements .. Certain statements in this presentation may constitute “forward - looking statements” within the meaning of applicable United States federal securities laws .. Forward - looking statements include, but are not limited to, statements regarding any of the Companies’ expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding : ( i ) the size, demand, and growth potential of the markets for Quality Gold’s products, (ii) Quality Gold’s business and acquisition strategy, (iii) the expansion of Quality Gold’s product categories, (iv) the implied upside and implied valuation of Quality Gold, (v) Quality Gold’s projected financial results, (vi) statements regarding Quality Gold’s value, (vii) statements regarding the potential results and benefits of the Proposed Business Combination, the amount of cash to be delivered at closing from Tastemaker’s trust account, and stockholder value, (viii) expectations related to the terms of the Proposed Business Combination, and (ix) statements regarding the satisfaction of closing conditions to the Proposed Business Combination and the timing of the completion of the Proposed Business Combination .. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward - looking statements .. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward - looking statements, but the absence of these words does not mean that statement is not forward - looking .. Forward - looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties .. Forward - looking statements are subject to a number of known and unknown risks, uncertainties and assumptions, and actual results may differ materially from those expressed or implied in those statements due to various important factors, including, but not limited to : ( i ) the outcome of any proceedings that may be instituted against Tastemaker or Quality Gold following the announcement of the Proposed Business Combination ; (ii) the inability of Tastemaker and Quality Gold to complete the Proposed Business Combination, including due to failure to obtain approval of the stockholders of Tastemaker delays in obtaining, adverse conditions in, or the inability to obtain regulatory approvals, or delays in completing regulatory reviews, required to complete the Proposed Business Combination ; (iii) the risk that the Proposed Business Combination disrupts current plans and operations, and (iv) the inability to recognize the anticipated benefits of the Proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitability, maintain relationships with customers and suppliers and retain key employees, costs related to the Proposed Business Combination, changes in applicable law and regulations, the possibility that the combined company may be adversely affected by other economic, business, regulatory and/or competitive factors, the impact of the global COVID - 19 pandemic, the risks described in the “Risk Factor Summary” in this presentation, and other risks and uncertainties described in Tastemaker’s Annual Report on Form 10 - K for the year ended December 31 , 2021 , and its Quarterly Reports on Form 10 - Q and the Registration Statement on Form S - 4 filed by New Parent (as defined below) in connection with the Proposed Business Combination, including those under “Risk Factors” in those filings with the United States Securities and Exchange Commission (the “ SEC ”), and as indicated from time to time in Tastemaker’s and New Parent’s other SEC filings .. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of Tastemaker’s registration statement on Form S - 1 , the proxy statement/prospectus on Form S - 4 relating to the Proposed Business Combination, which was filed with the SEC by an affiliate of Quality Gold (“ New Parent ”) on December 23 , 2022 , and other documents filed by any of the Companies from time to time with the SEC .. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward - looking statements .. Forward - looking statements speak only as of the date they are made .. Readers are cautioned not to put undue reliance on forward - looking statements, and the Companies and their respective representatives assume no obligation and do not intend to update or revise these forward - looking statements, whether as a result of new information or otherwise .. None of the Companies nor any of their respective representatives gives any assurance that the Companies will achieve their respective expectations .. Use of Projections .. The financial projections, estimates and targets in this presentation are forward - looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond the Companies’ control .. Neither Tastemaker’s nor Quality Gold’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation .. While all financial projections, estimates and targets are necessarily speculative, the Companies believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation .. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial projections, estimates and targets .. The inclusion of financial projections, estimates and targets in this presentation should not be regarded as an indication that any of the Companies, or their respective representatives, considered or consider the financial projections, estimates and targets to be a reliable prediction of future events .. Further, inclusion of prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in such prospective financial information will be achieved .. DISCLAIMER

Page 3 Use of Data .. The data contained herein is derived from various internal and external sources, including industry publications, governmental publications, or other published sources .. Some data is also based on the good faith estimates of Quality Gold, which are derived from its review of internal sources as well as the external sources described above .. None of the Companies has independently verified the accuracy or completeness of the information derived from external sources .. All of the market data in the presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions .. Further, no representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein .. Any data on past performance or modeling contained herein may not be indicative of actual future performance .. None of the Companies assume any obligation to update the information in this presentation .. Non - GAAP Financial Measures .. Some of the financial information and data contained in this presentation, such as EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin, have not been prepared in accordance with generally accepted accounting principles in the United States (“ GAAP ”) .. Quality Gold believes that these non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Quality Gold’s financial condition and results of operations .. Quality Gold believes that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Quality Gold’s financial measures with other similar companies, many of which present similar non - GAAP financial measures to investors .. Quality Gold does not consider these non - GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP .. You should be aware that the presentation of these measures may not be comparable to similarly - titled measures used by other companies .. The principal limitation of these non - GAAP financial measures is that they exclude amounts (including, in some cases, significant expenses) that are required by GAAP to be recorded in Quality Gold’s financial statements .. In addition, these non - GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and other amounts are excluded or included in determining these non - GAAP financial measures .. A reconciliation of these non - GAAP financial measures to the most directly comparable measure prepared in accordance with GAAP is available in this presentation .. You should review Quality Gold’s audited financial statements, which are included in the Registration Statement (as defined below) relating to the Proposed Business Combination .. Adjusted EBITDA includes EBITDA of Quality Gold, adjusted to add back (1) (gain) loss on disposal of fixed assets, (2) excess compensation, (3) insurance captive, (4) non - recurring professional fees incurred in connection with the Proposed Business Combination, (5) abnormal bad debt expense and (6) profit sharing, and to deduct PPP loan forgiveness for Quality Gold and MTM, Inc .. This presentation also includes certain projections of non - GAAP financial measures .. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Companies are unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort .. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward - looking non - GAAP financial measures is included .. Certain monetary amounts, percentages and other figures included in this presentation have been subject to rounding adjustments .. Certain amounts that appear in this presentation may not sum due to rounding .. Changes and Additional Information in Connection with SEC Filing .. The information in this presentation has not been reviewed by the SEC and certain information, such as the financial measures referenced above, may not comply in certain respects with SEC rules .. New Parent filed a registration statement on Form S - 4 (File No .. 333 - 268971 ) (the “ Registration Statement ”) that includes a proxy statement with respect to Tastemaker’s stockholder meeting to vote on the transaction and a prospectus with respect to New Parent’s securities to be issued in connection with the Proposed Business Combination .. The Registration Statement is not yet effective .. The Registration Statement, including the proxy statement/prospectus contained therein, when it is declared effective by the SEC, will contain important information about the Proposed Business Combination and the other matters to be voted upon at a meeting of Tastemaker’s stockholders to be held to approve the Proposed Business Combination and other matters (the “ Special Meeting ”) .. Tastemaker and New Parent may also file other documents with the SEC regarding the Proposed Business Combination .. Tastemaker stockholders and other interested persons are advised to read the Registration Statement, including the proxy statement/prospectus contained therein, as well as any amendments or supplements thereto, because they will contain important information about the Proposed Business Combination .. When available, the definitive proxy statement/prospectus will be mailed to Tastemaker stockholders as of a record date to be established for voting on the Proposed Business Combination and the other matters to be voted upon at the Special Meeting .. Participants in the Solicitation .. New Parent, Tastemaker, Quality Gold and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of Tastemaker’s stockholders in connection with the Proposed Business Combination .. You may obtain more detailed information regarding the names and interests in the Proposed Business Combination of Tastemaker’s directors and officers in Tastemaker’s filings with the SEC, including Tastemaker’s annual report on Form 10 - K, which was originally filed with the SEC on March 25 , 2022 .. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Tastemaker’s stockholders in connection with the Proposed Business Combination are set forth in the proxy statement/prospectus forming a part of the Registration Statement .. Investors and security holders of Tastemaker and Quality Gold are urged to carefully read in their entirety the proxy statement/prospectus and other relevant documents that will be filed with the SEC, when they become available, because they will contain important information about the Proposed Business Combination .. Additional Information about the Proposed Business Combination and Where to Find It .. Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Tastemaker and Quality Gold through the website maintained by the SEC at www .. sec .. gov .. Copies of the documents filed with the SEC by Tastemaker or New Parent can be obtained free of charge by directing a written request to Tastemaker Acquisition Corp .. at 501 Madison Avenue, Floor 5 , New York, NY 10022 .. Trademarks .. The Companies own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses .. This presentation may also contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners .. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with any of the Companies, or an endorsement or sponsorship by or of any of the Companies .. Solely for convenience, any of the Companies’ trademarks, service marks, trade names and copyrights referred to in this presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that the Companies will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights .. DISCLAIMER ( CONTINUED )

Page 4 TODAY’S PARTICIPANTS INTRODUCTION • Joined Quality Gold in 1987 • 35+ years of experience in distribution and logistics for the jewelry industry • Key responsibilities: Sales , Marketing, Merchandising and M&A • B.S. in Finance & Economics, University of Evansville Michael Langhammer Chief Executive Officer • Joined Quality Gold in 1992 • 30 + years of experience in distribution and logistics for the jewelry industry • Key responsibilities: Supply Chain, IT and Proprietary Products • B.S. in Human Factor Engineering and M.S. in Biomedical Engineering, Wright State Jason Langhammer Chief Operating Officer

INTRODUCTION

WHO IS QUALITY GOLD?

We are a leading vertically-integrated specialty logistics company for the jewelry industry

- **Family-owned business founded in 1979**
  - Currently owned by Michael and Jason Langhammer [(1)]
  - Longstanding 40+ year operating history
  - Headquartered in greater Cincinnati, Ohio
- **Leading specialty logistics and distribution company**
  - Comprehensive tech-enabled solutions for the $69 billion U.S. jewelry industry
  - Strong customer relationships – ~50% of our customers have been with us for over 20 years
  - Flexible to changes in the jewelry retail landscape
  - Diversification and distinct competitive advantages
- **Scalable and vertically integrated global operations**
  - Highly reliable, with proprietary sourcing network
  - Sizable with over $500M in annual revenue
  - M&A supplements organic growth – 12 closed add-ons since 2012
- **Industry-proven, long-tenured leadership team**





BRIDAL

THE
GOLD BOOK




(1) More than 90% of Quality Gold is owned by irrevocable trusts established by Michael and Jason Langhammer.

Page 5

INVESTMENT HIGHLIGHTS

LEADING JEWELRY DISTRIBUTOR OUTPACING THE INDUSTRY

- U.S. jewelry market estimated at **$69.3 billion** for 2022, up 10% year-over-year from 2021
- **Fragmented U.S. jewelry market**
  - Top 20 jewelry brands account for ~9% of the total market [(1) (2)]
  - **19,875** jewelry stores in the U.S., of which ~**65%** are independent jewelers [(3)]
- We have a significant opportunity to gain market share and pursue further consolidation

Illustrative Industry Landscape [(6)]

Branded Retailers	SIGNET JEWELERS; TIFFANY & CO.; PANDORA
Wholesale Suppliers to Retailers	QUALITY GOLD Your Complete Jewelry Source; STULLER; RICHLINE GROUP A BERKSHIRE HATHAWAY COMPANY
Other Wholesalers	ROYAL CHAIN SINCE 1978; FREDERICK GOLDMAN INC.; OVERNIGHT MOUNTINGS · SEMI-MOUNTS / FINISHED JEWELRY

Quality Gold vs. U.S. Jewelry Industry Revenue Growth [(1)]

We continue to gain market share in the large U.S. jewelry industry and provide solutions to solve industry challenges



Over 17x Outperformance
290%
15%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Quality Gold Sales Growth (4)
U.S. Jewelry Sales Growth (5)

(1) Euromonitor International, "Jewellery in the US," July 2021.
(2) Data as of 2020.
(3) United States Census Bureau, 2020 Economic Surveys Business Patterns.
(4) Represents fiscal year (ending March 31) sales for Quality Gold only. Excludes its subsidiaries and affiliates, including MTM.
(5) Represents U.S. Jewelry calendar year retail sales.
(6) Selected companies based on Management's judgement and may not be fully comparable to Quality Gold.

Page 6

Page 7 14K Gold ; 54% Lab Grown Diamonds ; 16% 10K Gold & Other Golds ; 9% Sterling Silver ; 8% Diamonds ; 7% Gemstones & Other Stones ; 3% Other ; 4% Supplier 1 ; 18% Supplier 2 ; 9% Supplier 3 ; 8% Supplier 4 ; 7% Supplier 5 ; 6% Supplier 6 ; 3% Supplier 7 ; 3% Other ; 46% INVESTMENT HIGHLIGHTS (1) 15,000+ Independents ; 59% Club ; 8% Wholesale ; 7% E - Tail ; 7% Large ; 6% Regional ; 6% Department ; 2% Other ; 5% (3) Sales by Product Category Note: Figures represent FY2022 for Quality Gold only. Excludes its subsidiaries and affiliates, including MTM. (1) Includes Platinum, Alternative Metals, Watches, Fashion, Gift, Tools and Display / Packaging. (2) Excludes intercompany purchases. (3) Includes Television, Specialty, Internet Catalogs and Intercompany. Sales by Channel Purchases by Supplier (2) Customer 1 ; 8% Customer 2 ; 5% Customer 3 ; 5% Customer 4 ; 2% Customer 5 ; 2% Customer 6 ; 1% Customer 7 ; 1% Other ; 76% Sales by Customers (Fiscal Years ending March 31) DIVERSIFICATION ACROSS PRODUCTS, CUSTOMERS, SUPPLIERS & CHANNELS Our highly diversified business model provides stability and allows us to adapt to market changes

Page 8 (1) 201k and 14k sq. ft. of manufacturing / warehouse and office space, respectively. INVESTMENT HIGHLIGHTS North Hollywood, CA Sales office Fairfield, Ohio Headquarters with 215,000 sq. ft. (1) of production , warehouse and office space Mumbai , India Sourcing, production , warehouse and office space • Our network of global suppliers enables broad product assortment, low cost and utmost reliability • Limited supplier concentration: products sourced in 19 countries across 400+ vendors • Proprietary in - house production capabilities in Ohio and India , supplemented with strategic relationship in Peru through the MTM acquisition Headquarters Key Supplier Presence Quality Gold Locations Sophisticated global sourcing network of suppliers supported by our proprietary capabilities Milton, Ontario Sales office VERTICALLY INTEGRATED BUSINESS WITH SIGNIFICANT BARRIERS TO ENTR Y

INVESTMENT HIGHLIGHTS

QUALITY GOLD VALUE PROPOSITION

We provide significant value and reliability to our retailer partners and their end customers

QUALITY GOLD
Your Complete Jewelry Source

Breadth of Product Offerings

- Unparalleled product offering of ~165K SKUs
- In-stock, personalized and made-to-order products
- Proprietary products, including lab grown diamonds
- Opportunity for category expansion with existing retailers

Tech-Enabled Fulfillment

- Robust warehousing, fulfillment and shipping infrastructure
- ~1.5 million orders shipped per year (1)
- In-stock products are shipped immediately (2)
- ~57% orders shipped on behalf of the retailer to their customers

Strategic Sourcing Network

- Longstanding relationships with 400+ vendors around the world
- Strategic supplier relationships to achieve low cost and reliability
- Geographically diversified
- In-house production capabilities

Diversification

- No single customer accounts for more than ~8% of sales (3)
- No single supplier accounts for more than ~18% of purchases (3)
- Serves over 15,000+ independent retail stores across North America

(1) FY2022.
(2) Shipped immediately assuming order placed before the daily cut-off of 5:00PM ET.
(3) Represents Quality Gold only. Excludes its subsidiaries and affiliates, including MTM.

Page 9

INVESTMENT HIGHLIGHTS

EXPERIENCED LEADERSHIP AND MANAGEMENT TEAM

We have an experienced senior management team with significant depth, longevity and industry expertise

Michael Langhammer
Chief Executive Officer
Year Joined: 1987
35 Years at Quality Gold

Jason Langhammer
Chief Operations Officer
Year Joined: 1992
30 Years at Quality Gold

Dennis Horn
Chief Financial Officer
Year Joined: 1995
27 Years at Quality Gold

Operations Project Director *25 Years at Quality Gold*	Customer Service Director *21 Years at Quality Gold*	Human Resource Director *19 Years at Quality Gold*	Information Technology Director *15 Years at Quality Gold*
Manufacturing Director *14 Years at Quality Gold*	Order Processing & Shipping Director *10 Years at Quality Gold*	Marketing Director & Senior Merchandiser *22 Years at Quality Gold*	Senior Merchandiser *24 Years at Quality Gold*
National Sales Director *14 Years at Quality Gold*	Sales Channel Director *14 Years at Quality Gold*	Leslie's Sales Director *10 Years at Quality Gold*	Developer *16 Years at Quality Gold*

Management Team Tenure vs. U.S. Industry



Senior Management Team Average (15 Employees)
20 years
Total Management Team Average (38 Employees)
16 years
United States Median (1)
4 years

Note: Senior management team includes employees at the director level and higher. Total management team includes employees at the manager level and higher.
(1) Based on wage and salary worker data from the Bureau of Labor Statistics (September 2020).

Page 10

INVESTMENT HIGHLIGHTS

OUR DIFFERENTIATORS

(Fiscal Years ending March 31)

We leverage our highly scalable and efficient operations to drive sustained growth

- **Expansive product offerings**
  - "Endless aisle" of products, enabling retailers to offer wide array of products while being inventory-lite
  - Successful lab grown diamond initiative
  - In-house design and production capabilities
- **Robust and flexible tech-enabled logistics and fulfillment**
  - Efficient sourcing, warehousing, distribution and shipping
  - No minimum order size and bundling of orders
  - In-stock products shipped immediately to retailers and end customers [1]
  - Recent investments to double shipping capacity
- **Strong financial performance and stability**
  - Track record of reliable net sales and Adj. EBITDA growth
  - Exceptional retail partner retention – average of ~17 years
  - Highly diversified across SKUs, customers and suppliers
  - Resilient through past economic cycles
  - Hedging and dynamic pricing limit commodity exposure

~165K SKUs Offered	**90%+** In-Stock SKUs
~1.5M Orders Fulfilled per Year	**~57%** Orders Shipped Direct to End Customers
43% Revenue CAGR FY2019–2022 [2]	**$79M** FY2022 Adj. EBITDA
27% Sales from Top 10 Customers in FY2022 [3]	**400+** Global Supply Partners
12 Add-On Acquisitions Closed and Integrated since 2012	**26%+** Average Sales CAGR of Acquired Businesses [4]

(1) Shipped immediately assuming order placed before the daily cut-off of 5:00PM ET.
(2) FY2019 represents Quality Gold only and FY2022 represents Quality Gold and its subsidiaries and affiliates, including MTM.
(3) Represents Quality Gold only. Excludes its subsidiaries and affiliates, including MTM.
(4) Sales CAGR since respective acquisition dates to FY2022.

Page 11

INVESTMENT HIGHLIGHTS

PREMIER, TECH-ENABLED FULFILLMENT CAPABILITIES

We have a robust and efficient infrastructure and operations that serve the entire jewelry industry

400+ Global Suppliers

~165K SKUs
6M Individual Pieces

~1.5M Orders
1.3M Packages Shipped
~78% Automated / ~**22%** Human-Assisted Orders

15,000+ Retail Partners

~57% Orders Shipped To End Customers
~43% Orders Shipped To Retailers


FACTORY
FACTORY
QUALITY GOLD FACTORY
SHARED INVENTORY
Orders
QG Catalogs
QGold.com
EDI
File Transfer
Phone
Fax
Retailers
Independents
Club
Wholesale
Internet Retailers
Large
Regional
Department Stores
Television
Specialty
END CONSUMER
Shipped to Retailer
Shipped Directly to End Customer for Retailers

Note: Represents FY2022 figures.

Page 12

INVESTMENT HIGHLIGHTS

DEMONSTRATED PRODUCT CATEGORY EXPANSION

(Fiscal Years ending March 31)

We have a proven history of growth through product innovation and category expansion

Sales by Product Category Growth

($ in millions)

Consistent growth across all major categories, while adding and disproportionately growing new product categories (e.g. lab grown diamonds)


CAGR: 21.6%
CAGR
$126
$335
(4%)
13%
11%
9%
NA
31%
22%
FY2016
FY2022
14K Gold
10K Gold & Other Golds
Lab Grown Diamonds
Sterling Silver
Diamonds
Gemstones & Other Stones
Other (1)

Note: Represents Quality Gold only. Excludes its subsidiaries and affiliates, including MTM.
(1) Includes Platinum, Alternative Metals, Watches, Fashion, Gift, Tools and Display / Packaging.

Page 13

Page 14 INVESTMENT HIGHLIGHTS We provide a portfolio of products under our trade brands to our retail partners OUR TRADE BRANDS

Page 15 INVESTMENT HIGHLIGHTS Established Capacity and Operational Platform to Support Future Growth and Volume 2022+ Well - Positioned for Growth Development of Experienced Team Grow Wallet Share with Existing & New Partners by Up - Selling and Cross - Selling Products Pre - 2022 Investment in the Platform Continuously Offer New Products to Address Changing Consumer Preferences Investments in Sales & Marketing, CRM And Streamlined Systems Category Expansion Sophisticated Acquirer Optimized Inventory Management Improved Warehousing Capabilities Developed In - House Technology & Software Expanded Production & Warehousing Capabilities Introduction of Lab Grown Diamonds Continue to Pursue Strategic Acquisitions in the Fragmented Jewelry Wholesale Market Recent Investments in New Shipping Line to Increase Daily Shipping Capacity QUALITY GOLD HAS BUILT THE PLATFORM FOR SUSTAINED GROWTH

Page 16 INVESTMENT HIGHLIGHTS Product Category Expansion • Selective SKU expansion by analyzing key customer trends and using in - house design to respond quickly to demand • Current end customer trends showcase an increased demand for lab grown diamonds • Sales amplification opportunities through wallet share expansion and leveraging of our large existing customer base Acquisitions • Track record of incremental value - oriented acquisitions • Leverage sophisticated infrastructure, sourcing and back - end infrastructure to drive profitability of acquired companies • Highly fragmented market, enabling us to acquire smaller and complementary wholesalers, distributors and manufacturers • Opportunity to add new customers and expand product offerings through acquisitions Existing Customers • Continued use of tools including catalogs , emails, direct sales outreach and trade shows to educate existing customers about extensive, diverse offering • Focus on expanding wallet share by leveraging robust , vertically integrated operations to up - sell and cross - sell products • Enhanced support with CRM and sales team to achieve organic growth and solve retailers’ pain points • Shift from transaction to relationship - driven sales Page 16 New Customers • Mass, club and e - tailer channels are largely untapped, representing a significant opportunity • Opportunity to sell larger product quantities as bulk orders • Utilize CRM and sales team to foster customer onboarding NEAR - TERM GROWTH OPPORTUNITIES

Page 17 Note: Represents Quality Gold only. Excludes its subsidiaries and affiliates, including MTM. INVESTMENT HIGHLIGHTS (Fiscal Years ending March 31) Top 20 Customers Sales ($ in millions) Independent Customers Sales ($ in millions) Our exceptional service and reliability has allowed us to expand retail partner wallet share, an ongoing strategic emphasis $53.4 $62.1 $87.6 $110.1 FY2019 FY2020 FY2021 FY2022 CAGR: 27.3% $105.8 $120.9 $144.3 $197.8 FY2019 FY2020 FY2021 FY2022 CAGR: 23.2% EXISTING CUSTOMERS WALLET SHARE EXPANSION

INVESTMENT HIGHLIGHTS

CONTINUED ACQUISITION GROWTH

We have a proven track record of acquiring add-on companies and then driving growth and "wallet share" expansion

- Since 2012, the Company has invested ~$27M on seven branded acquisitions [1]
  - Deep value orientation to acquisitions with low risk profile, often times we are the only buyer
  - Sales from acquisitions was ~$248M in FY2022, growing at an average CAGR of 26% since the respective acquisition dates
- Capabilities added from acquisitions: lab grown diamond production, gold finishing, shipping capacity and global expansion
- Criteria for acquisitions: complementary fit, customer dynamics, incremental capabilities, ease of integration and compelling valuation

Acquisition Timeline

2001
Acquires Rauner & Strauss

2003
Acquires Rings & Things

2007
Acquires Rona K, Gem Pak and HMS Jewelry

2008
Acquires Saro Manufacturing, Daron Jewelry and Gold, LLC

2012
Acquires Leslie's Jewelry Manufacturing

2015
Acquires 50% interest in LogoArt

2016
Acquires North American Jewelers and Steckbeck Jewelry; and 50% of MTM

2017
Acquires Luxury Giftware by Jere and Star Ring

2018
Acquires De-Ani and Wideband Coin Jewelry; and remaining 50% interest in LogoArt

2019
Acquires Chantry Holdings

2021
Acquires remaining 50% interest in MTM

2022
Acquires I.B. Goodman Manufacturing and DeBeer Watch Bands

(1) Seven branded acquisitions include Leslie's Jewelry Manufacturing, North American Jewelers, Luxury Giftware by Jere, Star Ring, De-Ani, Chantry Holdings and MTM.

Page 18

Page 19 $391.7 $544.6 (1) FY2007 – FY2020 represents Quality Gold only revenue. (2) FY2021 – FY2022 represents Quality Gold and its subsidiaries and affiliates revenue, with the exception of MTM. (3) FY2021 – FY2022 represents MTM revenue. (4) Represents calendar year U.S. GDP growth from 2006 – 2021. (5) FY2007 – FY2020 represents Quality Gold only gross profit. FY2021 – FY2022 represents Quality Gold and its subsidiaries and affiliates gross profit, including MTM. FINANCIAL OVERVIEW $80.3 $85.0 $79.7 $87.0 $97.5 $103.1 $115.8 $122.2 $127.8 $132.4 $150.4 $165.8 $186.0 $210.0 $274.9 $355.0 $23.4 $23.4 $25.9 $29.2 $32.4 $32.7 $36.0 $38.6 $42.3 $43.0 $46.6 $47.5 $56.0 $64.8 $101.8 $123.2 2.8% 2.0% 0.1% (2.6%) 2.7% 1.5% 2.3% 1.8% 2.3% 2.7% 1.7% 2.3% 2.9% 2.3% (3.4%) 5.7% FY2007 FY2008 FY2009 FY2010 FY2011 FY2012 FY2013 FY2014 FY2015 FY2016 FY2017 FY2018 FY2019 FY2020 FY2021 FY2022 We have demonstrated accelerated growth since FY2016 and resiliency during the 2007 – 2009 recession (Fiscal Years ending March 31) Quality Gold Revenue (1) (2) MTM Revenue (3) U.S. GDP Growth (4) Gross Profit (5) EXCEPTIONAL FINANCIAL PERFORMANCE ACROSS ECONOMIC CYCLES

Page 20 $36.9 $33.4 14.5% 15.1% H1 FY2022 H1 FY2023 $254.3 $221.4 22.5% 25.5% H1 FY2022 H1 FY2023 FINANCIAL OVERVIEW Revenue and Gross Margin ($ in millions) Adjusted EBITDA and Margin ($ in millions) YoY Growth: (12 ..9%) (Fiscal Years ending March 31) FY2023 H1 PERFORMANCE YoY Growth: (9.5%) We continue to focus on executing against our strategies while managing top and bottom line performance with a focus on margi n Note: H1 ending September 30. Represents Quality Gold and its subsidiaries and affiliates, including MTM.

Page 21 $80.3 $85.0 $79.7 $87.0 $97.5 $103.1 $115.8 $122.2 $127.8 $132.4 $150.4 $165.8 $186.0 $210.0 $259.3 $333.4 $23.4 $23.4 $25.9 $29.2 $32.4 $32.7 $36.0 $38.6 $42.3 $43.0 $46.6 $47.5 $56.0 $64.8 $91.7 $109.0 $20.2 $24.7 $28.2 $32.7 $41.5 $52.6 $52.7 $42.2 $39.9 $36.9 $40.1 $41.3 $40.4 $47.3 $58.3 $58.2 FY2007 FY2008 FY2009 FY2010 FY2011 FY2012 FY2013 FY2014 FY2015 FY2016 FY2017 FY2018 FY2019 FY2020 FY2021 FY2022 Revenue Gross Profit Average Gold Price ($ per Ton) Note: Represents Quality Gold only. Excludes its subsidiaries and affiliates, including MTM. FINANCIAL OVERVIEW Revenue vs. Gross Profit vs. Average Gold Price ($ in millions, except gold price data) (Fiscal Years ending March 31) Quality Gold utilizes a consignment facility, futures and forward contracts to mitigate pricing risk associated with precious metals (gold and silver) We utilize hedging to mitigate pricing risk associated with precious metals STRONG FINANCIAL RESULTS UNCORRELATED WITH COMMODITY PRICES

Page 22 (1) FY2017 – FY2020 represents Quality Gold only revenue. (2) FY2021 – FY2022 represents Quality Gold and its subsidiaries and affiliates revenue, with the exception of MTM. (3) FY2021 – FY2022 represents MTM revenue. (4) FY2017 – FY2020 represents Quality Gold only Adjusted EBITDA. FY2021 – FY2022 represents Quality Gold and its subsidiaries and a ffiliates Adjusted EBITDA, including MTM. FINANCIAL OVERVIEW Revenue ($ in millions) Adjusted EBITDA (4) ($ in millions) Margin % 11.5% 10.1% 11.8% 14.5% 16.6% 14.4% Growth % 13.5% 10.3% 12.2% 12.9% 86.6% 39.0% (Fiscal Years ending March 31) $17.3 $16.8 $21.9 $30.5 $64.9 $78.7 FY2017 FY2018 FY2019 FY2020 FY2021 FY2022 3 - Year CAGR: 53.2 % SUMMARY FINANCIALS $391.7 $544.6 $150.4 $165.8 $186.0 $210.0 $274.9 $355.0 FY2017 FY2018 FY2019 FY2020 FY2021 FY2022 5 - Year CAGR: 29.4% 3 - Year CAGR: 43.0 % Quality Gold Revenue (1) (2) MTM Revenue (3) 5 - Year CAGR: 35.3%

Page 23 RECAP OF QUALITY GOLD INVESTMENT HIGHLIGHTS CONCLUSION Leading Jewelry Distributor with 40+ Years of Operating History 1 Leadership Team with Extensive Industry Experience 2 Vertically Integrated Business with Significant Barriers to Entry 3 Premier Tech - Enabled Sourcing, Logistics and Fulfillment Capabilities 4 Highly Diversified across SKUs, Product Lines, Customers, Suppliers and Sales Channels 5 Growth that Consistently Outpaces the Jewelry Industry 6 Impressive Acquisition Track Record with 12 Transactions Closed Since 2012 7 Significant Near - Term Growth Opportunities 8 Exceptional and Consistent Financial Performance Across Economic Cycles 9

APPENDIX

TRANSACTION SUMMARY

(Fiscal Years ending March 31)

Quality Gold & Tastemaker

- Quality Gold is a leading global logistics company for the U.S. jewelry industry
- Tastemaker Acquisition Corp. (NASDAQ: TMKR) is a special purpose acquisition company with ~$29.8M cash-in-trust

Strong Fundamentals

- Revenue momentum: $545M FY2022, a 43% and 29% 3-year and 5-year CAGR, respectively
- Outpacing Adj. EBITDA growth: $79M FY2022, a 53% and 35% 3-year and 5-year CAGR, respectively

Compelling Valuation

- Enterprise value of $989M, a 12.6x multiple of FY2022 Adj. EBITDA, at the transaction date
- Implied market capitalization of ~$869M, with assumed net debt of ~$120M [(1)] estimated at closing

Significant Commitment

- Michael and Jason Langhammer to own ~94% of the post-close company [(3)] [(4)], including 11.7M deferred shares vesting equally at $13/15/17 stock price thresholds
- Tastemaker sponsor [(2)] and public investors to own ~6% of the combined company upon closing [(4)]

Flexibility & Use of Proceeds

- Balance sheet flexibility with 1.5x or less net leverage estimated at closing based on FY2022 Adj. EBITDA
- Cash from Tastemaker's cash-in-trust for general corporate purposes and potentially for acquisitions

Note: Statements above assume no purchase price adjustments.
(1) Assumed net debt at closing includes ~$8M of cash and ~$128M of debt, with a blended interest rate of 4.5% as of 1/4/23.
(2) Tastemaker sponsor ownership includes 30% deferral of founder shares (2.07M deferred shares) vesting equally at $13/15/17 milestones and excludes SPAC warrants.
(3) A controlling interest in post-close company shares will be held by irrevocable trusts established by Michael and Jason Langhammer.
(4) Illustrative percentage ownership assumes redemptions of 1,926,927 shares of Tastemaker Class A common stock, there is no cash held outside of Tastemaker's trust account and Tastemaker sponsor forfeits 2.07M shares.

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Page 26 12.6x 18.9x 15.5x 15.2x 13.5x 12.9x 10.8x 10.6x 9.4x 1.8x 4.4x 2.4x 2.2x 1.6x 1.6x 1.4x 1.3x 1.1x APPENDIX EV / FY 2022 Revenue EV / FY2022 Adj. EBITDA FY2017 – 2022 Revenue CAGR FY2022 Adj. EBITDA Margin Mean: 13.4x Median: 13.2x Mean: 14.4% Median: 13.9% Mean: 2.0x Median: 1.6x Mean: 9.1% Median: 7.7% Source: Public filings and Capital IQ as of 1/4/23. Note: Revenue and Adj. EBITDA figures reflect LTM as of March 31. Quality Gold FY2022 figures represent Quality Gold and its sub sidiaries and affiliates, including MTM. Selected public companies include Fastenal Company, Ferguson, Genuine Parts Company, LKQ Corporation, MSC Industrial Direct, Pool Corporation, SiteOne Landscape Supply and W.W. Grainger. Selected public companies based on Management’s judgement and may not be fully comparable to Quality Gold. Selected leading specialty distribution companies that operate across a variety of end markets (Fiscal Years ending March 31) SELECTED PUBLIC COMPANY ANALYSIS 14.4% 23.3% 17.4% 14.4% 14.4% 13.4% 12.3% 10.5% 9.0% 29.4% 17.0% 16.8% 9.4% 8.1% 7.4% 6.0% 4.9% 3.6%

Page 27 APPENDIX Attributes by Acquisition Note: Acquisition year reflects calendar year a majority stake of the business was acquired. Acquisition (Year) Sales Channel Product Channel Factory / Supplier Tooling Competitor Trade Brands Producer Wholesaler Former Vendor Results in Vertical Integration Rauner & Strauss (2001) Rings & Things (2003) Gem Pak (2007) HMS Jewelry (2007) Gold Rona K (2007) Gold, LLC (2008) Saro Manufacturing (2008) Daron Jewelry (2008) Leslie's Jewelry Manufacturing (2012) Gold North American Jewelers (2016) Steckbeck (2016) Luxury Giftware by Jere (2017) Star Ring (2017) Logo Art (2018) De-Ani (2018) Wideband Coin Jewelry (2018) Chantry Holdings (2019) MTM (2021) I.B. Goodman Manufacturing (2022) DeBeer Watch Bands (2022) ATTRIBUTES BY ACQUISITION

Page 28 RISK FACTORS Risk Related to Global and Economic Conditions : • A decline in discretionary consumer spending on goods that are, or are perceived to be, “luxuries” may unfavorably impact Quality Gold’s future sales and earnings, particularly if such decline occurs during the holiday shopping season .. • Any deterioration in consumers’ financial position, changes to the regulatory requirements regarding the granting of credit to customers or disruption in the availability of credit to customers could adversely impact Quality Gold’s sales and earnings .. • Fluctuations in foreign exchange rates could adversely impact Quality Gold’s results of operations and financial condition .. • Quality Gold’s future results of operations may be adversely affected by input cost inflation .. • Quality Gold’s business could be adversely affected by extreme weather conditions, natural disasters, or terrorism and acts of war, particularly if such events affect Southwestern Ohio, the location of Quality Gold’s domestic headquarters and primary manufacturing and warehousing site .. • The effects of COVID - 19 and other potential future public health crises, epidemics, pandemics or similar events on Quality Gold’s business, operating results, and cash flows are uncertain .. Risk Related to Quality Gold’s Business and Industry and Seasonality : • Fluctuations in the pricing and availability of commodities, particularly gold and rough lab - grown diamonds, which account for the majority of Quality Gold’s merchandise costs, could adversely impact its earnings and cash availability .. • The conflict mineral diligence process, the results from that process and the related reporting obligations could increase costs, adversely affect Quality Gold’s reputation and adversely affect its ability to obtain merchandise .. • Quality Gold’s inability to recruit, train, motivate and retain qualified management, directors and other suitably qualified employees could adversely impact sales and earnings .. • Quality Gold’s sales, operating income, cash and inventory levels fluctuate on a seasonal basis, with sales traditionally greater during holiday seasons, so events and circumstances that adversely affect holiday consumer spending will have a disproportionately adverse effect on results of operations .. • If Quality Gold misjudges the demand for products and fails to manage inventory levels or to obtain merchandise that customers wish to purchase on a timely basis, it could have a materially adverse impact on sales, liquidity and earnings .. • If Quality Gold loses any of its license agreements, there may be a significant loss of revenues and a negative effect on its business .. • The financial difficulties or insolvency of one or more of Quality Gold’s major customers or their lack of willingness and ability to market Quality Gold’s products could adversely affect results .. • Any difficulty or delay in executing or integrating an acquisition, a business combination or a major business or strategic initiative may result in expected returns and other projected benefits from such a transaction or initiative not being realized .. • Long - term changes in consumer attitudes toward jewelry could be unfavorable and harm jewelry sales .. • Quality Gold’s business could be adversely affected if its relationships with any primary vendors are terminated or if the delivery of their products is delayed or interrupted .. Quality Gold depends on manufacturers and suppliers to timely provide it with sufficient quantities of quality products .. Deficiencies in product quality related to vendor errors or failure to adhere to industry trademark and karat laws could negatively impact Quality Gold’s business and reputation .. • Quality Gold relies on a limited number of suppliers for certain raw materials and supplied components, including rough lab - grown diamonds, which may cause supply chain disruptions .. Quality Gold may not be able to obtain sufficient raw materials or supplied components that meet its manufacturing, design, and operating needs and standards, or obtain such materials on favorable terms or at all, which could impair its ability to fulfill its orders in a timely manner or increase its costs of design and production .. • The loss or a prolonged disruption in the operation of Quality Gold’s internal manufacturing facilities could adversely affect its business and operations .. • Quality Gold maintains a relatively large inventory of its raw materials and jewelry products to support customer delivery requirements, and if this inventory is lost due to theft, its results of operations would be negatively impacted .. • The potential market for Quality Gold’s lab - grown diamonds is relatively new and may be affected by public perception .. • New tariffs, if imposed on goods that Quality Gold imports, could increase Quality Gold’s operating costs .. • The market for precious metals is inherently unpredictable .. Risks Related to Competition and Innovation : • Quality Gold’s pricing compared to competitors, the increased price transparency in the market and the highly fragmented, competitive nature of the jewelry industry, may have an adverse impact on Quality Gold’s performance .. • An inability to successfully develop and maintain a relevant online experience for customers, failure to anticipate changing fashion trends in the jewelry industry, or poor execution of marketing programs and management of social media could result in a loss of confidence by consumers in Quality Gold’s brand and have an adverse impact on sales .. • Competition in the jewelry industry could cause Quality Gold to lose market share, materially and adversely affecting its business, results of operations and financial condition .. • Quality Gold may experience quality control challenges from time to time that can result in lost revenue and harm to its brand and reputation .. SUMMARY OF CERTAIN RISK FACTORS

Page 29 RISK FACTORS Risks Related to Competition and Innovation (continued) : • Quality Gold’s current customers may potentially perceive it as a competitor in the finished jewelry business .. • If Quality Gold fails to maintain and enhance its brand, its ability to engage or expand its base of customers may be impaired and its business, financial condition, and results of operations may suffer .. Risks Related to Technology and Security : • Inadequacies in and disruption to Quality Gold’s systems could result in lower sales and increased costs or adversely impact its reporting and control procedures .. • Quality Gold’s information technology infrastructure (including all system, software, hardware, databases, and other information technology used in the operation of the business) as well as the information technology infrastructure of its service providers and contractors are subject to and have been subject to cyberattacks and security incidents, which could interfere with Quality Gold’s operations, including causing downtime and affecting service reliability as well as threatening the confidentiality, integrity and availability of information .. Such security incidents also could compromise Quality Gold’s and its customers’ and suppliers’ information or cause other harm, exposing Quality Gold to possible business interruptions and liability, which would have a material adverse effect on Quality Gold’s business and reputation .. • Quality Gold collects data (including business contact information, employee data, and data from end user customers), and, as such, is subject to data protection regulations, at a minimum, in the United States and in Canada .. Quality Gold may be required to modify or implement processes to comply with these regulations, which could change the way in which it does business, ultimately increasing costs, and potentially limiting its ability to collect, share, and use data subject to these laws .. Risks Related to Asset Management : • Quality Gold utilizes insurance to help protect its business and assets against loss, and the inability to obtain sufficient levels of insurance, the misjudgment by management of appropriate levels of insurance or exclusions from existing insurance coverage could have a material adverse effect on Quality Gold’s business .. • Quality Gold’s inability to protect physical assets or intellectual property could have a material adverse impact on Quality Gold’s brand, reputation and operating results .. • If Quality Gold’s goodwill, indefinite - lived intangible assets or long - lived assets become impaired, Quality Gold may be required to record significant charges to earnings .. Risks Related to Quality Gold’s Indebtedness : • Quality Gold’s ability to borrow is important to its operations, and financial covenants and interest rate volatility could impact the availability of such debt and could adversely impact Quality Gold’s financial results .. • Quality Gold may require additional capital to support the growth of its business, and this capital might not be available on acceptable terms, if at all .. • Quality Gold may not be able to generate sufficient cash to fulfill its obligations under its outstanding indebtedness or to incur additional indebtedness to fund future needs .. • Quality Gold’s indebtedness, and the agreements governing its indebtedness, may limit its flexibility in operating its business and a substantial majority of its assets are collateral under its debt agreements .. Risks Related to Compliance : • Quality Gold’s exposure to legal proceedings, tax matters, environmental concerns and/or regulatory or other investigations could reduce earnings and cash, as well as negatively impact debt covenants, leverage ratios and its reputation and divert management attention .. • Quality Gold’s inability to satisfy the accounting requirements for “hedge accounting,” or the default or insolvency of a counterparty to a hedging contract, as well as changes in estimates, assumptions or applications in other or new accounting policies, could adversely impact results .. • Failure to comply with labor regulations could adversely affect Quality Gold’s business .. • Quality Gold’s inability to comply with laws and regulations and adapt to changes thereto could adversely affect its business .. • Changes in existing taxation laws, rules or practices may adversely affect Quality Gold’s financial results .. • International laws and regulations and foreign taxes could impact Quality Gold’s ability to continue sourcing and manufacturing materials for its products on a global scale .. Risks Related to the Proposed Business Combination and Integration of Business : • Each of Tastemaker and Quality Gold will incur substantial costs in connection with the Proposed Business Combination and related transactions, such as legal, accounting, consulting and financial advisory fees .. • While Tastemaker and Quality Gold work to complete the Proposed Business Combination, management’s focus and resources may be diverted from operational matters and other strategic opportunities .. • Following the consummation of the Proposed Business Combination, New Parent will incur significant increased expenses and administrative burdens as a public company, which could have an adverse effect on its business, financial condition and results of operations .. • If New Parent fails to maintain an effective system of internal control over financial reporting, New Parent may not be able to accurately report its financial results or prevent fraud .. As a result, stockholders could lose confidence in New Parent’s financial and other public reporting, which is likely to negatively affect New Parent’s business and the market price of New Parent’s common stock .. • New Parent may not be able to timely and effectively implement controls and procedures required by Section 404 (a) of the Sarbanes - Oxley Act that will be applicable to it after the Proposed Business Combination is consummated .. • Quality Gold’s and Tastemaker’s operations may be restricted during the pendency of the Proposed Business Combination pursuant to terms of the Business Combination Agreement .. SUMMARY OF CERTAIN RISK FACTORS (CONTINUED)

Page 30 RISK FACTORS Risks Related to the Proposed Business Combination and Integration of Business (continued) : • If the mergers contemplated by the Business Combination Agreement do not qualify as a transaction described in Section 351 of the Code, Quality Gold’s and Tastemaker’s stockholders may recognize substantial taxable gain as a result of the mergers, and may be required to pay substantial additional U .. S .. federal income taxes, in the taxable year in which the transactions occur .. • New Parent may incur successor liabilities due to conduct arising prior to the completion of the Proposed Business Combination .. • The scope of due diligence Tastemaker has conducted in conjunction with the Proposed Business Combination may be different than would typically be conducted in the event Quality Gold pursued an underwritten initial public offering, and you may be less protected as an investor from any material issues with respect to Quality Gold’s business, including any material omissions or misstatements contained in the Registration Statement or the proxy statement/prospectus, than an investor in an initial public offering .. • New Parent, Tastemaker and Quality Gold’s ability to successfully effect the Proposed Business Combination and successfully operate the business thereafter will be largely dependent upon the efforts of certain key personnel of Quality Gold, all of whom we expect to stay with New Parent following the Proposed Business Combination .. The loss of such key personnel could negatively impact the operations and financial results of New Parent .. • Some of Quality Gold’s relationships with its customers, vendors and suppliers may experience disruptions in connection with the Proposed Business Combination, which may limit New Parent’s business .. Risks Related to New Parent’s Organizational Structure : • New Parent’s principal stockholders and management will control New Parent and their interests may conflict with yours in the future .. • New Parent’s amended and restated certificate of incorporation to be entered into in connection with the Proposed Business Combination will designate specific courts as the exclusive forum for certain litigation that may be initiated by New Parent’s stockholders, which could limit its stockholders’ ability to obtain a favorable judicial forum for disputes with us .. Risks Related to Ownership of New Parent Common Stock and New Parent Warrants : • The Quality Gold equityholders and Tastemaker Sponsor LLC (the “Sponsor”) will own a significant portion of New Parent’s common stock and certain Quality Gold equityholders and the Sponsor will have representation on the New Parent board of directors .. The Quality Gold equityholders and the Sponsor may have interests that differ from those of other stockholders .. • The market price and trading volume of New Parent’s common stock may be volatile and could decline significantly following the Proposed Business Combination .. • If securities or industry analysts do not publish research, publish inaccurate or unfavorable research or cease publishing research about New Parent or the convenience store industry, New Parent’s share price and trading volume could decline significantly .. • Even if the Proposed Business Combination is consummated the New Parent warrants may never be in the money, and they may expire worthless .. • Tastemaker’s public stockholders will experience immediate dilution as a consequence of the issuance of shares of New Parent common stock as consideration in the Proposed Business Combination .. • Future issuances of debt securities and/or equity securities may adversely affect New Parent, including the market price of New Parent’s common stock, and may be dilutive to existing New Parent stockholders .. • There can be no assurance that New Parent’s common stock will be approved for listing on Nasdaq or that New Parent will be able to comply with the continued listing standards of Nasdaq .. • Future sales, or the perception of future sales, by New Parent or its stockholders in the public market following the Proposed Business Combination could cause the market price for New Parent common stock to decline .. • Certain provisions in New Parent’s amended and restated certificate of incorporation to be entered into in connection with the Proposed Business Combination may limit stockholders’ ability to affect a change in management or control .. • In the foreseeable future, New Parent plans to reinvest all of its earnings and does not plan to pay dividends .. Risks Related to Tastemaker : • Subsequent to the consummation of the Proposed Business Combination, New Parent may be required to take write - downs or write - offs, or New Parent may be subject to restructuring, impairment or other charges that could have a significant negative effect on New Parent’s financial condition, results of operations and the price of New Parent’s common stock, which could cause you to lose some or all of your investment .. • The Sponsor and Tastemaker’s officers and directors have interests in the Proposed Business Combination that are different from or are in addition to other Tastemaker stockholders in recommending that Tastemaker stockholders vote in favor of approval of the Proposed Business Combination .. • The Sponsor holds a significant number of shares of Tastemaker common stock and will lose its entire investment in Tastemaker if a business combination is not completed .. • Because the Sponsor and Tastemaker’s executive officers and directors will not be eligible to be reimbursed for their out - of - pocket expenses, to the extent such expenses exceed the amount not required to be retained in the trust account, if a business combination is not completed, a conflict of interest may arise in determining whether a particular business combination target is appropriate for a business combination .. • If the Proposed Business Combination’s benefits do not meet the expectations of investors or securities analysts, the market price of Tastemaker’s securities or, following the closing of the Proposed Business Combination, New Parent’s securities, may decline .. • Tastemaker does not have a specified maximum redemption threshold .. The absence of such a redemption threshold may make it easier for Tastemaker to consummate the Proposed Business Combination even if a substantial majority of Tastemaker’s stockholders do not agree .. SUMMARY OF CERTAIN RISK FACTORS (CONTINUED)

Page 31 RISK FACTORS Risks Related to Tastemaker (continued) : • Tastemaker is attempting to complete the Proposed Business Combination with a private company about which little information is available, which may result in a business combination that is not as profitable as Tastemaker suspected, if at all .. • Tastemaker is not required to obtain an opinion from an independent investment banking firm or from an independent accounting firm, and consequently, you may have no assurance from an independent source that the price Tastemaker is paying for the business is fair to Tastemaker from a financial point of view .. • Tastemaker may not hold an annual meeting of stockholders until after the consummation of the Proposed Business Combination, which could delay the opportunity for its stockholders to elect directors .. • The Sponsor may exert a substantial influence on actions requiring a stockholder vote, potentially in a manner that you do not support .. • The Sponsor and Tastemaker’s directors, executive officers, advisors, and their respective affiliates may elect to purchase shares from public stockholders or take other actions, which may influence a vote on the Proposed Business Combination and reduce the public “float” of Tastemaker Class A common stock .. • You will not have any rights or interests in funds from the trust account, except under certain limited circumstances to liquidate your investment, therefore, you may be forced to sell your Tastemaker Class A common stock potentially at a loss .. • Tastemaker may not be able to complete its initial Proposed Business Combination by January 12 , 2023 (or any later date approved by Tastemaker’s stockholders), in which case Tastemaker would cease all operations except for the purpose of winding up and Tastemaker would redeem its public shares and liquidate, in which case Tastemaker’s public stockholders may only receive $ 10 .. 10 per share of Tastemaker Class A common stock, or less than such amount in certain circumstances, and Tastemaker’s existing warrants will expire worthless .. • If the Proposed Business Combination is not completed, potential target businesses may have leverage over Tastemaker in negotiating a business combination and Tastemaker’s ability to conduct due diligence on a business combination as it approaches its dissolution deadline may decrease, which could undermine Tastemaker’s ability to complete a business combination on terms that would produce value for Tastemaker’s stockholders .. • Because of Tastemaker’s limited resources and the significant competition for business combination opportunities, if the Proposed Business Combination is not completed, it may be more difficult for Tastemaker to complete an initial business combination .. In addition, resources could be wasted in researching acquisitions that are not completed, which could materially adversely affect subsequent attempts to locate and acquire or merge with another business .. If Tastemaker is unable to complete an initial business combination by January 12 , 2023 , Tastemaker’s public stockholders may receive only approximately $ 10 .. 10 per share, on the liquidation of the trust account (or less than $ 10 .. 10 per share in certain circumstances), and the Tastemaker warrants will expire worthless .. • The exercise of discretion by Tastemaker’s directors and officers in agreeing to changes to the terms of, or waivers of closing conditions in, the Business Combination Agreement may result in a conflict of interest when determining whether such changes to the terms of the Business Combination Agreement or waivers of conditions are appropriate and in the best interests of the public stockholders of Tastemaker .. • If third parties bring claims against Tastemaker, the proceeds held in the trust account could be reduced and the per - share redemption amount received by stockholders may be less than $ 10 .. 10 per share .. • Tastemaker’s directors may decide not to enforce the indemnification obligations of the Sponsor, resulting in a reduction in the amount of funds in the trust account available for distribution to public stockholders of Tastemaker .. • If , before distributing the proceeds in the trust account to its public stockholders, Tastemaker files a bankruptcy petition or an involuntary bankruptcy petition is filed against Tastemaker that is not dismissed, the claims of creditors in such proceeding may have priority over the claims of Tastemaker’s stockholders and the per - share amount that would otherwise be received by Tastemaker’s stockholders in connection with Tastemaker’s liquidation may be reduced .. • Tastemaker’s stockholders may be held liable for claims by third parties against Tastemaker to the extent of distributions received by them upon redemption of their shares .. • If , after Tastemaker distributes the proceeds in the trust account to its public stockholders, Tastemaker files a bankruptcy petition or an involuntary bankruptcy petition is filed against Tastemaker that is not dismissed, a bankruptcy court may seek to recover such proceeds, and the members of Tastemaker’s board of directors may be viewed as having breached their fiduciary duties to Tastemaker’s creditors, thereby exposing the members of Tastemaker’s board of directors and Tastemaker to claims of punitive damages .. • Tastemaker stockholders may have limited remedies if their shares suffer a reduction in value following the Proposed Business Combination .. Risks Related to Redemption : • If you or a “group” of stockholders of which you are a part are deemed to hold an aggregate of more than 15 % of the Tastemaker common stock issued in Tastemaker’s initial public offering, you (or, if a member of such a group, all of the members of such group in the aggregate) will lose the ability to redeem all such shares in excess of 15 % of the Tastemaker common stock issued in the initial public offering .. • A stockholder’s decision whether to redeem its shares for a pro rata portion of the trust account may not put the stockholder in a better future economic position .. • Stockholders of Tastemaker who wish to redeem their shares for a pro rata portion of the trust account must comply with specific requirements for redemption, which may make it difficult for them to exercise their redemption rights prior to the deadline .. If stockholders fail to comply with the redemption requirements specified in this proxy statement/prospectus, they will not be entitled to redeem their Tastemaker Class A common stock for a pro rata portion of the funds held in the trust account .. • We may be able to complete the Proposed Business Combination even if a substantial majority of Tastemaker’s stockholders do not agree with it .. • A new 1 % U .. S .. federal excise tax could be imposed on Tastemaker in connection with future redemptions by Tastemaker of its shares .. • If a Tastemaker public stockholder fails to receive notice of Tastemaker’s offer to redeem its public shares in connection with the Proposed Business Combination, or fails to comply with the procedures for tendering its shares, such shares may not be redeemed .. SUMMARY OF CERTAIN RISK FACTORS (CONTINUED)